UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2005

Commission File Number: 333 - 118398

SOUND REVOLUTION INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(state or other jurisdiction of incorporation or organization)

345 West 11th Avenue, Unit 4, Vancouver, British Columbia, Canada V5Y 1T3
(Address of principal executive offices)

(604) 780-3914
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

On July 21, 2005, the Board of Directors of Sound Revolution Inc. (“Sound Revolution”) approved resolutions to spin-off the Company’s wholly owned subsidiary, Charity Tunes Inc. (“Charity Tunes”), a Delaware corporation, by declaring all of the issued and outstanding shares of Charity Tunes as dividends to Sound Revolution’s shareholders. According to the resolutions, each Sound Revolution shareholder as of the record date, which has been set at July 22, 2005, will receive a dividend in the form of one share of Charity Tunes for each share held in Sound Revolution as of the record date. It is contemplated that the dividend will be declared on August 15, 2005, after an information circular has been distributed to all of Sound Revolution’s shareholders.

On July 21, 2005 shareholders representing approximately 88% of Sound Revolution’s issued and outstanding shares approved the board’s resolutions to declare the dividends and effect the spin-off of Charity Tunes. The shareholders approving the transactions consisted of Penny Green, Sound Revolution’s President and Chief Executive Officer, who controls 7,980,000 of Sound Revolution’s shares, which is equal to approximately 70% of the total issued and outstanding shares of Sound Revolution, and Heather Remillard, Sound Revolution’s former President, who owns 2,000,000 shares of Sound Revolution. Delaware corporate law requires that Sound Revolution distribute a copy of the shareholder resolution to all shareholders. Sound Revolution intends to distribute, prior to the declaration of the dividend, an information circular to all Sound Revolution shareholders describing the dividend declaration effecting the spin-off and enclosing a copy of the shareholder resolution.

Sound Revolution has assigned all agreements related to the website www.charitytunes.com (the “Website”) into Charity Tunes to allow Charity Tunes to carry on the business of the Website. The Website is currently being built for the sale of digital music downloads designed to allow for partial proceeds from each digital music download sale to be donated to charitable causes, as chosen by customers purchasing the downloads. The agreements which have been assigned to Charity Tunes are as follows:

1.	Production Agreement with Ryan Tunnicliffe dated August 1, 2003;

2.	Development Agreement with Ryan Tunnicliffe dated September 15, 2004;

3.	Digital Music Distribution Agreement with David Hersk dated January 11, 2005; and

4.	Development Agreement with Gravit-e Technologies Inc. dated May 3, 2005.

Copies of all the agreements and their assignments to Charity Tunes are attached as exhibits to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	10.1	Production Agreement with Ryan Tunnicliffe dated August 1, 2003 (incorporated by reference as Exhibit No. 10.1 to our Report on SB-2 filed on August 20, 2004)

	10.2	Agreement between Sound Revolution and Ryan Tunnicliffe dated September 15, 2004 (incorporated by reference as Exhibit No. 10.2 of our Report on Form 10-KSB filed on June 15, 2005)

	10.3	Digital Music Distribution Agreement with David Hersk dated January 11, 2005 (incorporated by reference as Exhibit No. 10.7 of our Report on Form 10-KSB filed on June 15, 2005)

	10.4	Development Agreement with Gravit-e Technologies Inc. dated May 3, 2005 (incorporated by reference as Exhibit No. 10.8 of our Report on Form 10-KSB filed on June 15, 2005)

	10.5	Agreement assigning the David Hersk Distribution Agreement to Charity Tunes dated July 16, 2005

	10.6	Agreement assigning agreements with Ryan Tunnicliffe to Charity Tunes dated July 20, 2005

	10.7	Agreement assigning Development Agreement with Gravit-e to Charity Tunes dated July 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2005	SOUND REVOLUTION INC.
(Registrant)

By:	/s/ Penny Green
Penny Green, Director, Chair of the Board,
Secretary, Treasurer,
Chief Financial Officer